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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                           _________________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (date of earliest event reported):
                      October 24, 1995 (October 13, 1995)



                          CORAM HEALTHCARE CORPORATION
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             (Exact name of Registrant as specified in its charter)


          Delaware                     1-11343                   33-0615337
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)



   1125 Seventeenth Street, 15th Floor, Denver, Colorado            80202
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     (Address of principal executive offices)                     (Zip Code)



                                 (303) 292-4973
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              (Registrant's telephone number, including area code)



                                 Not applicable
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             (Former name or address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

         On October 13, 1995, the Registrant entered into the Fourth Amendment and Limited Waiver to Credit Agreement and First Amendment to Security Documents, attached hereto as Exhibit A, which is incorporated herein in its entirety by this reference. On October 16, 1995, the Registrant announced that it had concluded a major debt restructuring, announced that it had named Donald
J. Amaral as is President and Chief Executive Officer, and issued the press release attached hereto as Exhibit B, which is incorporated herein in its entirety by this reference.

ITEM 7.  EXHIBITS.

         99.1 Fourth Amendment and Limited Waiver to Credit Agreement and First Amendment to Security Documents dated as of October 13, 1995, together with selected exhibits thereto, by and among the Registrant, Coram Inc., each Subsidiary Guarantor (as defined therein), the Financial Institutions Party thereto (as defined therein) and Chemical Bank as Agent.

         99.2    Press Release Issued by the Registrant on October 16, 1995.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    October 24, 1995              CORAM HEALTHCARE CORPORATION
                                       (registrant)


                                       By: /s/ DONALD J. AMARAL
                                           -------------------------------------
                                           Donald J. Amaral
                                           President and Chief Executive Officer





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                                EXHIBIT INDEX


EXHIBIT
NUMBER                            DESCRIPTION                             PAGE
-------                           -----------                             ----
[S]          [C]                                                          [C]
99.1        Fourth Amendment and Limited Waiver to Credit Agreement and
            First Amendment to Security Documents dated as of October 13, 1995, together with selected exhibits thereto, by and among the Registrant, Coram Inc., each Subsidiary Guarantor (as defined therein), the Financial Institutions Party thereto
            (as defined therein) and Chemical Bank as Agent.

99.2        Press Release Issued by the Registrant on October 16, 1995.